UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
January 10, 2025
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38413	26-1173892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 Holger Way
San Jose, California 95134
(Address of principal executive offices and zip code)

(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    At the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Zscaler, Inc. (the “Company”) held on January 10, 2025, the Company’s stockholders voted to approve an amendment and restatement of the Zscaler, Inc. FY2018 Equity Incentive Plan (the “2018 Plan”) to eliminate the original 10-year term of the 2018 Plan. The terms of the amended and restated 2018 Plan (the “A&R Plan”) replace the existing terms of the 2018 Plan, and future awards made under the A&R Plan will be made consistent with its terms as amended. The A&R Plan is a long-term incentive plan and provides for grants of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to executive officers, employees, directors and consultants of the Company and any subsidiary corporation of the Company. The Company primarily grants restricted stock awards subject to time-based and, for certain grants, performance-based vesting. Because future awards under the A&R Plan will be subject to approval at the discretion of the Company’s compensation committee, the type, number, recipients and other terms of such awards cannot be determined at this time.

    The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Plan, which was filed as Annex B to the definitive proxy statement for the Annual Meeting held on January 10, 2025, filed with the Securities and Exchange Commission on November 22, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders at the Annual Meeting, as certified by the Inspector of Elections:

(1) Election of Directors. The following nominees were elected to serve as the Class I directors, to hold office until the Company’s 2027 annual meeting of stockholders or until their successors are elected and qualified, subject to their earlier death, resignation or removal based on the following voting results:

Nominees	For	Withheld	Broker Non-Votes
Karen Blasing	119,977,902	964,425	12,891,481
Charles Giancarlo	73,873,625	47,068,702	12,891,481
Eileen Naughton	105,760,579	15,181,748	12,891,481

(2) Ratification of Appointment of Independent Registered Public Accounting Firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2025 was ratified based on the following voting results:

For	Against	Abstain
131,248,621	2,294,077	291,110

(3) Advisory Vote on Named Executive Officer Compensation. The stockholders of the Company approved on a non-binding advisory basis the compensation of the Company’s named executive officers based on the following voting results:

For	Against	Abstain	Broker Non-Votes
112,626,049	8,067,102	249,176	12,891,481

(4) Approval of the Amendment and Restatement of the Zscaler, Inc. FY2018 Equity Incentive Plan. The stockholders of the Company approved the amendment and restatement of the Zscaler, Inc. FY2018 Equity Incentive Plan to eliminate its original 10-year term based on the following voting results:

For	Against	Abstain	Broker Non-Votes
67,828,174	52,848,701	265,452	12,891,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

January 15, 2025	/s/	Robert Schlossman
Robert Schlossman
Chief Legal Officer and Secretary